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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549-1004

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 1999

                                CBS CORPORATION
                                ---------------
                          (Exact name of registrant as
                           specified in its charter)

         PENNSYLVANIA                                            25-0877540
         ------------                                            ----------
(State or other jurisdiction                                   (IRS Employer
      of Incorporation)                                   Identification Number)

             51 West 52nd Street, New York, NY                10019
             ------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

                                 (212) 975-4321
                                 --------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events
        ------------

     On January 29, 1999, the Registrant issued a press release announcing that it will hold its Annual Meeting on Tuesday, May 4th, in New York City.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit No.
             99  Press Release issued by the Registrant on January 29, 1999 is
                 Exhibit 99 to this Report.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CSB CORPORATION
                                        (Registrant)


                                        By: /s/ ANGELINE C. STRAKA
                                            ------------------------
                                            Angeline C. Straka
                                            Vice President, Secretary and
                                            Deputy General Counsel


Date: January 29, 1999
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                                  EXHIBIT INDEX

     Exhibit No.              Description
     -----------              -----------
         99              Press release